Exhibit 10.2

AMENDMENT NO. 1 AND AGREEMENT

This AMENDMENT NO. 1 AND AGREEMENT (“Amendment”) entered into and made effective as of December 30, 2009 (“Effective Date”), is among Cano Petroleum, Inc., a Delaware corporation (“Borrower”), the Guarantors (as defined below), the Lenders (as defined below), and UnionBanCal Equities, Inc., as administrative agent for such Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower is party to that certain Subordinated Credit Agreement dated as of December 17, 2008 (as amended, restated and otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent.

B.                                    The Lenders, subject to the terms and conditions set forth herein, wish to amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Lenders and the Administrative Agent hereby agree as follows:

Section 1.                                          Defined Terms; Other Definitional Provisions.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 2.                                          Amendments to Credit Agreement.

(a)                                 Section 6.18 (Leverage Ratio) of the Credit Agreement is hereby amended by adding a new sentence to the end thereof as follows:

Notwithstanding the foregoing, this Section 6.18 shall not apply for the fiscal quarter ending December 31, 2009.

(b)                                 Section 6.19 (Interest Coverage Ratio) of the Credit Agreement is hereby amended by adding a new sentence to the end thereof as follows:

Notwithstanding the foregoing, this Section 6.19 shall not apply for the fiscal quarter ending December 31, 2009.

Section 3.                                          Agreement.  The Borrower hereby agrees to pay on or before January 5, 2010, (a) an amendment fee in the amount of $22,500 to the Administrative Agent for the pro rata account of the Lenders and (b) all costs and expenses that have been invoiced prior to such date and are payable pursuant to Section 9.04 of the Credit Agreement.

Section 4.                                          Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate, limited liability company, or partnership power and authority of such Person and have been duly authorized by appropriate corporate, limited liability company, or partnership actions and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure the Borrower’s and such Person’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of the Guaranty.

Section 5.                                          Conditions to Effectiveness.  This Amendment and the amendments to the Credit Agreement provided herein shall become effective on and as of the Effective Date and enforceable against the parties hereto upon the occurrence (whether before or after the Effective Date) of the following conditions precedent: (a) the Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders, (b) no Default shall have occurred and be continuing as of the Effective Date, (c) the representations and warranties in this Amendment shall be true and correct in all material respects, and (d) the Borrower shall have paid all costs and expenses that have been invoiced prior to the Effective Date and are payable pursuant to Section 9.04 of the Credit Agreement.

Section 6.                                          Acknowledgments and Agreements.

(a)                                         The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)                                         The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)                                          Each of the Borrower, the Guarantors, the Lenders and the Administrative Agent does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Amendment.

(d)                                         From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

(e)                                          This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.                                          Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 8.                                          Counterparts; Invalidity.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 9.                                          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.                                   Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 11.                                   Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER

HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:	CANO PETROLEUM, INC.

	By:	/s/ Ben Daitch
	Name:	Ben Daitch
	Title:	SVP & CFO

GUARANTORS:	SQUARE ONE ENERGY, INC.
LADDER COMPANIES, INC.
W.O. ENERGY OF NEVADA, INC.
WO ENERGY, INC.
CANO PETRO OF NEW MEXICO, INC.

	Each by:	/s/ Ben Daitch
	Name:	Ben Daitch
	Title:	VP & CFO

W.O. OPERATING COMPANY, LTD.
W.O. PRODUCTION COMPANY, LTD.
Each by: WO Energy, Inc., its general partner

	By:	/s/ Ben Daitch
	Name:	Ben Daitch
	Title:	VP & CFO

Signature Page to Amendment No. 1

UNIONBANCAL EQUITIES, INC.,
as Administrative Agent and a Lender

By:	/s/ John W. Schmidt
Name:	John W. Schmidt
Title:	Vice President

By:	/s/ Margaret Elower
Name:	Margaret Elower
Title:	Vice President

Signature Page to Amendment No. 1